SUPPLEMENT DATED SEPTEMBER 23, 2021

TO THE PROSPECTUS

AND

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 21, 2021

OF

DGI BALANCED FUND (the “Fund”)

(a series of the DGI Investment Trust)

On May 24, 2021, the Trust filed a supplement to the Fund’s Prospectus and Statement of Additional Information dated May 21, 2021 (the “May 24 Supplement”) announcing that the Fund would be closed to new investors and, except as discussed in the May 24 Supplement, would also be closed to new sales until further notice. Effective immediately, the May 24 Supplement is rescinded and removed, and the Fund is available for new investment and new sales.

Please Retain This Supplement for Future Reference.